BBH EUROPEAN EQUITY FUND
BBH PACIFIC BASIN EQUITY FUND

(Portfolios of BBH Fund, Inc.)

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Supplement to Prospectus dated February 28, 2003.
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I.

As of the date of this supplement, the Funds are closed to new investments (excluding dividend reinvestments). Please keep this supplement for your records.

II.

The Board of Directors of BBH European Equity Fund and BBH Pacific Basin Equity Fund (the "Funds") have called a special meeting of the shareholders of the Funds to be held on or after February 5, 2004 at 5800 Corporate Drive, Pittsburgh, Pennsylvania. At this special meeting, investors who are shareholders of the Funds on the record date (to be determined by the Funds' officers) will be asked to vote on proposed Agreements and Plans of Reorganization described in the proposals set forth below. If approved by shareholders, the acquisitions as explained below, are expected to take effect as of the close of business on the date of the special meeting. Shareholders of the applicable Fund will be notified if the applicable Agreement and Plan of Reorganization is not approved.

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Shareholders of BBH European Equity Fund will be asked to consider the following proposal:
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To  approve  or  disapprove  a  proposed  Agreement  and Plan of  Reorganization pursuant to which BBH International Equity Fund, a portfolio of BBH Fund, Inc. would acquire all the assets of BBH European Equity Fund, also a portfolio of BBH Fund, Inc., in exchange for Class N Shares of the BBH International Equity Fund to be distributed pro rata by BBH European Equity Fund to holders of its shares, in complete liquidation and termination of the BBH European Equity Fund; and

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Shareholders of BBH Pacific Basin Equity Fund will be asked to consider the following proposal:
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To  approve  or  disapprove  a  proposed  Agreement  and Plan of  Reorganization pursuant to which BBH International Equity Fund, a portfolio of BBH Fund, Inc. would acquire all the assets of BBH Pacific Basin Equity Fund, also a portfolio of BBH Fund, Inc., in exchange for Class N Shares of the BBH International Equity Fund to be distributed pro rata by BBH Pacific Basin Equity Fund to holders of its shares, in complete liquidation and termination of the BBH Pacific Basin Equity Fund; and

Shareholders of the Funds may be asked to transact such other business as may properly come before the meeting or any adjournment thereof.

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III.

The following replaces the first paragraph under the sub-heading "Each Fund" on page 4 of the prospectus.

     "Although the Investment Advisor expects to invest the assets of the Fund primarily in common stocks, it may also purchase other securities with equity characteristics, including futures, securities convertible into common stock, rights and warrants. The Investment Adviser may purchase these  equity  securities  directly or in the form of  American  Depository
     Receipts, Global Depositary Receipts or other similar securities representing securities of foreign-based companies. The Investment Adviser may also invest in equity index swaps and securities of appropriate investment companies, including Exchange Traded Funds, in order to obtain participation in markets or market sectors.

     Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes may be entered into for the Fund."


The following paragraphs are added to the end of the Principal Risk Factors section on page 10 of the Prospectus.

      "Derivatives Risk:

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset or index. The Funds' use of derivative instruments involves risk different from, or possibly greater than, the risk associated with investing directly in securities and other traditional investments. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or index. By investing in a derivative instrument, the Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Futures contracts are a type of derivative that the Funds may use for hedging purposes. The effectiveness of entering into futures contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a futures contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the futures contract. Accordingly, the successful use of futures contracts is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of future price movements over the short term in the overall stock market may result in poorer overall performance than if a futures contract had not been purchased. Brokerage costs are incurred in entering into and maintaining futures contracts."


                                                                December 8, 2003

Brown Brothers Harriman
140 Broadway
New York, NY 10005

Cusip 05528X 10 9
Cusip 05528X 20 8
29753 (12/03)